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newgistics
EXPERIENCE DELIVERED
©

2009 Newgistics, Inc. Company Confidential. All Rights Reserved.
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2010 LMI Annual Bonus Targets
Executive Annual Award Payout
Forward and
Returns
Business
140%  Payout
On
Rev/EBITDA
120% Payout
On
Rev/EBITDA
Plan
100% Payout
On
Rev/EBITDA
75% Payout
On
Rev/EBITDA
50%Payout
On
Rev/EBITDA
Revenue:
Billed : (30%) $10.3M
(110%)
$9.8M
(105%)
$9.3M $8.9M
(95%)
$8.4M
(90%)
Operating
EBITDA: (70%)
$3.1M
(110%)
$3.0M
(105%)
$2.8M $2.5M
(90%)
$2.3M
(80%)
Individual’s payment is subject to a final recommendation by the CEO to the
Compensation Committee based upon CEO’s determination of the contribution made by each executive.
Exhibit 10.16.1